UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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The Providence Service Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 20, 2009

Dear Stockholder:

You are cordially invited to join us at our Special Meeting of Stockholders to be held on Thursday, November 19, 2009, at 12:00 noon (local time), at Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855. The Special Meeting is being held for the following purposes:

(1) to ratify the adoption by the Board of Directors of the Preferred Stock Rights Agreement, dated December 9, 2008, and as amended on October 9, 2009, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”);

(2) to approve an adjournment of the Special Meeting, if necessary, to allow additional time for further solicitation of proxies in the event there are insufficient votes present at the Special Meeting, in person or by proxy, to ratify the adoption of the Rights Agreement (the “Authorization to Adjourn the Special Meeting”); and

(3) any other business as may properly come before the Special Meeting or any of its adjournments, postponements or reschedulings.

Your Board of Directors unanimously recommends that you vote FOR the ratification of the adoption of the Rights Agreement and FOR the Authorization to Adjourn the Special Meeting using the enclosed proxy card.

Our stockholders who are unable to attend the Special Meeting may vote by proxy or by Internet or telephone. The enclosed Notice and Proxy Statement contain important information concerning the matters to be considered, and we urge you to review them carefully.

It is important that your shares be voted at the Special Meeting. Accordingly, whether or not you plan to attend the Special Meeting, please sign, date and return the enclosed proxy card today in the postage-paid envelope provided or vote by Internet or telephone so that we may be assured of the presence of a quorum. If you attend the Special Meeting and wish to vote your shares personally, you may revoke your proxy.

We look forward to seeing you at the Special Meeting.

Fletcher Jay McCusker Chairman of the Board of Directors and Chief Executive Officer

THE PROVIDENCE SERVICE CORPORATION

5524 East Fourth Street

Tucson, Arizona 85711

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2009

TO OUR STOCKHOLDERS:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of The Providence Service Corporation (the “Company”) will be held at Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855, at 12:00 noon (local time), on Thursday, November 19, 2009. The Special Meeting is being held for the following purposes:

1. To ratify the adoption by the Board of Directors of the Preferred Stock Rights Agreement, dated December 9, 2008 and as amended on October 9, 2009, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”);

2. To approve an adjournment of the Special Meeting, if necessary, to allow additional time for further solicitation of proxies in the event there are insufficient votes present at the Special Meeting, in person or by proxy, to ratify the adoption of the Rights Agreement (the “Authorization to Adjourn the Special Meeting”); and

3. To transact such other business as may properly come before the Special Meeting or any of its adjournments, postponements or reschedulings.

Your Board of Directors unanimously recommends that you vote FOR the ratification of the adoption of the Rights Agreement and FOR the Authorization to Adjourn the Special Meeting using the enclosed proxy card or by voting by Internet or telephone, as described in the Proxy Statement.

Only stockholders of record of the Company’s common stock, par value $0.001 per share, as shown by the transfer books of the Company, at the close of business on October 12, 2009, are entitled to notice of, and to vote at, the Special Meeting or any adjournments, postponements or reschedulings thereof. A list of the stockholders as of the record date will be available for inspection by stockholders at the Company’s offices during business hours for a period of 10 days prior to the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose or by voting by Internet or telephone. Instructions on how to vote by the Internet or by telephone are included in the accompanying Proxy Statement.

If you have any questions or require assistance in submitting your proxy, please contact Innisfree M&A Incorporated, the firm assisting us in the solicitation of proxies, toll-free at (888) 750-5834. Banks and brokerage firms can call collect at (212) 750-5833.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 19, 2009. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement is available at http://www.edocumentview.com/PRSC1.

By Order of the Board of Directors

Fletcher Jay McCusker Chief Executive Officer and Chairman of the Board of Directors

October 20, 2009

Tucson, Arizona

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. SEE “VOTING PROCEDURES AND OTHER GENERAL INFORMATION” IN THE ACCOMPANYING PROXY STATEMENT FOR FURTHER DETAILS. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

THE PROVIDENCE SERVICE CORPORATION

5524 East Fourth Street

Tucson, Arizona 85711

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The Providence Service Corporation, a Delaware corporation (“Providence”, the “Company”, “we”, “us” or “our”), for use at the Special Meeting of Stockholders of the Company and at any of its adjournments, postponements or reschedulings (the “Special Meeting”) to be held at Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855 at 12:00 noon (local time), on Thursday, November 19, 2009, for the purposes set forth herein and in the attached Notice of Special Meeting of Stockholders. Accompanying this Proxy Statement is the Board’s proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders and Proxy Card are first being mailed to stockholders entitled to vote at the Special Meeting on or about October 20, 2009.

Your vote is important, no matter how many or how few shares you own. Please vote today by telephone, Internet or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, as described in this proxy statement.

VOTING PROCEDURES AND OTHER GENERAL INFORMATION

Why am I receiving these materials?

We sent to you this Proxy Statement because you held shares of our common stock, par value $0.001 per share (“Common Stock”), on October 12, 2009, and your Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

What proposals will be voted on at the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon:

•

the ratification of the adoption by the Board of the Preferred Stock Rights Agreement, dated as of December 9, 2008 and as amended on October 9, 2009, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”); and

•

the adjournment of the Special Meeting, if necessary, to allow additional time for further solicitation of proxies in the event there are insufficient votes present at the Special Meeting, in person or by proxy, to ratify the adoption by the Board of the Rights Agreement (the “Authorization to Adjourn the Special Meeting”).

When and where will the Special Meeting be held?

The Special Meeting will be held at 12:00 noon, local time, on Thursday, November 19, 2009, at Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855.

How does the Board recommend that I vote on the proposals?

The Board unanimously recommends that you vote FOR the ratification of the adoption by the Board of the Rights Agreement and FOR the Authorization to Adjourn the Special Meeting. All proxies which are properly signed and returned to the Company prior to the Special Meeting or timely voted by Internet or telephone, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board set forth in this Proxy Statement.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By properly signing and returning the enclosed proxy card or by voting by Internet or telephone, you are giving the persons who our Board has designated as the proxies the authority to vote your shares in the manner that you indicate on your proxy card. The Board has designated Michael N. Deitch and Katherine Blute to serve as the proxies for the Special Meeting.

Who is entitled to vote at the Special Meeting?

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on October 12, 2009 (“Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournments, postponements or reschedulings thereof. On the Record Date, there were 12,883,491 shares of Common Stock outstanding. The Common Stock is the only outstanding class of capital stock of the Company with voting rights.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders entitled to vote at the Special Meeting will be available for inspection at the Meeting and for ten (10) days prior to the Special Meeting for any purpose germane to the Special Meeting. The list is available during normal business hours at our principal executive offices at 5524 East Fourth Street, Tucson, Arizona 85711.

What are the voting rights of stockholders?

A stockholder is entitled to cast one vote for each share held of record on the Record Date on all matters to be considered at the Special Meeting.

How many votes must be present to hold the Special Meeting?

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Special Meeting. All shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting will be counted in determining the presence of a quorum.

Withheld votes, abstentions and broker non-votes (i.e., when a nominee holding shares of Common Stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) will be included in the number of shares present at the Special Meeting for the purpose of determining the presence of a quorum.

Can I revoke my proxy or change my vote?

Yes, the proxy is revocable. After voting, you may change your vote one or more times by completing and returning a new proxy to the Company or by voting in person at the Special Meeting. If you are permitted to vote by Internet or telephone, as described below, you may also change your vote electronically by Internet or telephone by following the procedures used to submit your initial vote. The last vote received chronologically will supersede any prior votes. You may request a new proxy card from the Company’s Corporate Secretary.

You may revoke a proxy before its exercise by filing written notice of revocation with the Company’s Corporate Secretary at 5524 East Fourth Street, Tucson, Arizona 85711 before the Special Meeting.

If you need assistance in revoking your proxy or changing your vote, please call the Company’s proxy solicitor Innisfree toll-free at (888) 750-5834. Banks and brokerage firms may call collect at (212) 750-5833.

How do I vote my shares?

You may vote by Internet or telephone, mail or in person at the Special Meeting. The deadline for stockholders of record to vote by telephone or electronically through the Internet is 1:00 a.m., Central Time, on November 19, 2009. Set forth below is a summary of the voting methods which stockholders of record may utilize to submit their votes by proxy:

Voting by Internet or Telephone. If you are a registered stockholder (that is, if your stock is registered in your name), you may also vote by Internet or telephone by following the instructions included with your proxy card. You are encouraged to vote electronically by Internet or telephone. The procedures for each of these voting methods is set forth below.

Vote by Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access our Internet voting web site: www.envisionreports.com/PRSC1. You will be prompted to enter your control number(s), which is located on your proxy card and then follow the directions given to obtain your records and create a voting instruction form.

Vote by Telephone. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call the telephone number listed on your proxy card. You will be prompted to enter your control number(s) which is located on your proxy card and then follow the directions given.

Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic or telephonic access such as usage charges of Internet service providers and telephone companies. We do not cover these costs; they are solely your responsibility. Please note, the telephone and Internet voting procedures available to you are valid forms of granting proxies under the General Corporation Law of the State of Delaware.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone.

Voting by Mail. To vote by mail, please sign, date and return to the Company as soon as possible the enclosed proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described below, you need not also mail a proxy to the Company.

Voting at the Special Meeting. You may vote in person by ballot in person at the Special Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the Special Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a legal proxy.

Sending in a signed proxy or voting by Internet or telephone will not affect your right to attend the Special Meeting and vote in person since the proxy is revocable. If you vote in person at the Special Meeting, you will revoke any prior proxy you may have submitted.

Whether or not you plan to attend the Special Meeting, we urge you to vote promptly using one of these methods to ensure your vote is received and counted. If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.

What vote is required?

Approval of the ratification of the Company’s adoption of the Rights Agreement, the Authorization to Adjourn the Special Meeting and any other proposal that may properly be brought before the Special Meeting will require the affirmative vote of the majority of shares of the Common Stock present, in person or represented by proxy, and entitled to vote on the matter. Under applicable Delaware law, in determining whether the proposals have received the requisite number of affirmative votes, abstentions on either of these proposals will be considered present at the Special Meeting and will have the same effect as a vote against these proposals. Broker non-votes (if any) will be considered present at the Special Meeting for purposes of determining whether a quorum is present but since they are not entitled to be voted on either of the proposals being presented they will have no effect on the outcome of the vote for such proposals.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers have the discretion to vote such shares on routine matters, but not on non-routine matters, such as the ratification of the approval of the Rights Agreement and the Authorization to Adjourn the Special Meeting. In such cases, if a broker has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Special Meeting will be voted at the Special Meeting in accordance with the instructions contained on the proxy card. The proxy card provides a way for you to direct how your shares will be voted.

If you submit a signed proxy card or vote by Internet or telephone, but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of Common Stock “FOR” the ratification of the adoption by the Board of the Rights Agreement and “FOR” the Authorization to Adjourn the Special Meeting in accordance with the recommendation of the Board.

If the Special Meeting is postponed, adjourned or rescheduled, a stockholder’s proxy will remain valid and may be voted at the postponed, adjourned or rescheduled meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

What if other matters are presented for consideration at the Special Meeting?

As of the date of this Proxy Statement, we know of no matters that will be presented for determination at the Special Meeting other than those referred to herein. If any other matters properly come before the Special Meeting calling for a vote of stockholders, proxies returned to us or voted by telephone or through the Internet will be voted in accordance with the recommendation of the Board or, in the absence of such recommendation, in accordance with the best judgment of the proxy holders. The designated proxy holders are Michael N. Deitch and Katherine Blute.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using each proxy card you receive or, if you vote by Internet or telephone, you will need to enter each of your control numbers. Remember, you may vote by telephone or Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board, without additional compensation, by the directors, certain executive officers and employees. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other regular employees. The Company does not intend to use any Internet chatrooms to solicit proxies.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement and the proxy card and any additional soliciting materials furnished to stockholders, will be borne by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward the solicitation materials to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

The Company has retained Innisfree to solicit proxies on the Board’s behalf. We estimate that Innisfree will receive fees of $12,500, plus reasonable out-of-pocket expenses incurred on our behalf, to assist in the solicitation of proxies. Innisfree has advised the Company that approximately twenty (20) of its employees will be involved in the solicitation of proxies by Innisfree on our behalf. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Do the stockholders have any appraisal rights with regard to these proposals?

No. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the matters to be voted on at the Special Meeting.

May I attend the Special Meeting?

All stockholders and properly appointed proxy holders may attend the Special Meeting. Stockholders who plan to attend the meeting must present valid photo identification. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the Record Date of October 12, 2009, or a legal proxy from your broker or nominee. As noted above, a legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Special Meeting. Stockholders of record will be verified against an official list available at the Special Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Special Meeting.

What happens if the Special Meeting is postponed or adjourned?

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. Unless the polls have closed, your proxy will still be in effect and may be voted at any reconvened special meeting. You will still be able to change or revoke your proxy with respect to any item until the polls have closed for voting on such item.

How can I obtain directions to the Special Meeting?

You may obtain directions to Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855 by contacting the Company during regular business hours at (520) 747-6681. You can also contact Lodge on the Desert directly at (520) 320-2000 or access their website at www.lodgeonthedesert.com.

How can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. Final results will be published in our Annual Report on Form 10-K for the year ending December 31, 2009 which we will file with the Securities and Exchange Commission (the “SEC”) on or before March 16, 2010. You may obtain a copy of our Form 10-K, when filed, through the SEC’s electronic data system at www.sec.gov or through our website at www.provcorp.com.

What is the Company’s Internet address?

The Company’s Internet address is www.provcorp.com. You can access this Proxy Statement at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

How can I obtain additional copies of these materials or copies of other documents?

Stockholders who wish to receive a separate written copy of this Proxy Statement should submit a written request to Corporate Secretary, The Providence Service Corporation, 5524 East Fourth Street, Tucson, Arizona 85711. You may obtain, free of charge, a copy of our 2008 Annual Report to Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2008 by sending a request to Corporate Secretary, The Providence Service Corporation, 5524 East Fourth Street, Tucson, Arizona 85711. These documents are also accessible through our website at www.provcorp.com.

Who can answer my questions?

If you have any questions or require assistance in submitting your proxy, please contact Innisfree M&A Incorporated, the firm assisting us in the solicitation of proxies, toll-free at (888) 750-5834. Banks and brokerage firms can call collect at (212) 750-5833.

Your vote is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope today or vote by Internet or telephone.

PROPOSAL ONE

RATIFICATION OF THE ADOPTION OF THE RIGHTS AGREEMENT

You are being asked to ratify the adoption by the Board of the Rights Agreement, dated December 9, 2008 and as amended on October 9, 2009, by and between the Company and Computershare Trust Company, N.A., as Rights Agent. Stockholder ratification of the Rights Agreement is not required by applicable law, or by our Certificate of Incorporation, Bylaws or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Rights Agreement as a matter of good corporate governance. The Board’s decision to seek ratification of the Rights Agreement is not in response to, or in anticipation of, any pending or threatened takeover bid or offer for our Common Stock.

Background of the Rights Agreement

The Board adopted the Rights Agreement on December 9, 2008. The Rights Agreement has been drafted to meet the published guidelines of the leading proxy advisory firm for many institutional investors. As a result, the Rights Agreement contains a number of provisions that have been tailored to meet such guidelines and are intended to be “stockholder friendly” including, but not limited to the following: (i) twenty percent (20%) flip-in and flip-over thresholds; (ii) a three-year sunset provision; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a permitted or qualified offer feature that, under certain circumstances, allows the holders of 10% of our outstanding Common Stock to direct the Board to call a special meeting of stockholders to consider a resolution authorizing a redemption of all of the outstanding Rights. In light of additional published guidance issued by proxy advisory firms and institutional investors subsequent to the adoption by the Board of the Rights Agreement, the Rights Agreement was amended on October 9, 2009 to, among other things, revise the definition of a “qualified offer” to be consistent with such additional published guidance and to require that any amendment to the Rights Agreement that extends its term shall be submitted for ratification by the Company’s stockholders within one year of the adoption by the Board of such an amendment.

In making the decision to adopt the Rights Agreement in December 2008, the Board was mindful of the substantial drop in the price of the Common Stock that the Company had experienced over the preceding nine months. After trading above $31.00 per share in March 2008, the price of a share of our Common Stock traded as low as $0.68 in October 2008. On December 8, 2008, the trading day immediately prior to the date that the Board adopted the Rights Agreement, the price of a share of our Common Stock closed at $2.00 per share. The Board believed that the significant decline in the price of our Common Stock, the unusually adverse market conditions that then existed as our nation grappled with the unique challenges brought on by an unprecedented global credit crisis and the related disruptions to the equity and capital markets, and the absence of certain takeover defenses, such as those afforded by the Rights Agreement, could make the Company an attractive takeover target at a time when the Board believed that the market price of our Common Stock did not reflect the intrinsic value of the Company. While the Company had at the time, and continues to have, a classified or staggered board of directors and the protection provided by Delaware’s business combination statute (which limits the ability of stockholders who exceed 15% ownership from engaging in certain business combinations with the Company for a period of three years), the Company’s stockholders have both the right to take action by written consent and the right to request that a special meeting of stockholders be called. In addition, stockholders have the right to amend the Company’s Bylaws with a simple majority vote.

In addition to being mindful of the Company’s depressed stock price and how that could make the Company an attractive takeover target given the absence of certain takeover defenses, the Board was concerned with the potential threats posed by a stockholder group, Avalon Correctional Services, Inc. and various affiliates thereof (the “Avalon Group”). On November 10, 2008, affiliates of Avalon Correctional Services filed an initial Schedule 13D (the “Schedule 13D”) with the SEC. According to the Schedule 13D, the Avalon Group had acquired beneficial ownership of approximately 18.7% of the issued and outstanding shares of our Common

Stock for an aggregate purchase price of approximately $3.1 million (including brokerage fees and expenses) or an average price of approximately $1.34 per share of Common Stock. In this initial Schedule 13D, the Avalon Group, among other things, indicated that they believed that our Common Stock was, at the time of their share purchases, undervalued and represented an attractive investment opportunity. The Avalon Group also disclosed in their Schedule 13D that they intended to seek representation on the Board to the extent that such representation could be accomplished without triggering existing change of control provisions in agreements between the Company and third parties.

As previously disclosed, on November 25, 2008, the Company received a letter from the Avalon Group dated November 21, 2008 discussing a transaction proposal intended to facilitate the Avalon Group’s ability to substantially increase their beneficial ownership interest in our Common Stock (to over 33%) at a significant discount to our then-current stock price. On December 3, 2008, the Company advised the Avalon Group that the Company’s Board had determined that a transaction with the Avalon Group based on the terms suggested by them in their letter was not in the best interests of all stockholders of the Company. The Board believed at the time, and continues to believe, based on the terms of the Avalon Group’s transaction proposal, that it was the intention of the Avalon Group to substantially increase their equity ownership in the Company in a way that (i) would have been dilutive, unfair and economically disadvantageous to the other stockholders of the Company, and (ii) would have provided the Avalon Group with voting rights in the Company disproportionate to their economic investment.

The Avalon Group’s transaction proposal highlighted for the Board how attractive and vulnerable the Company might be to an acquirer seeking to take advantage of the onset of adverse market conditions, short-term declines in the price of our Common Stock, or anticipated improvements in operating results before such improvements are fully reflected in the price of our Common Stock. It also highlighted the need for the Board to take action to, among other things, deter the use or coercive or abusive takeover tactics by one or more parties interested in acquiring the Company or a significant position in our Common Stock without offering fair value to all stockholders. In addition to filling the foregoing needs, the Board believes that the Rights Agreement encourages a potential acquirer to negotiate with the Board to have the rights redeemed or the Rights Agreement amended prior to such party exceeding the ownership thresholds set forth in the Rights Agreement. If the rights are not redeemed (or the Rights Agreement is not amended to permit the particular acquisition) and such party exceeds the ownership thresholds, the rights become exercisable at a discounted price resulting in both a dilution of the party’s holding in the Company and making an acquisition thereof significantly more expensive by significantly increasing the number of shares that would have to be acquired to effect a takeover.

In the light of the foregoing and for the reasons set forth below, on December 9, 2008, the Board adopted the Rights Agreement and declared a dividend of one preferred share purchase right (a “right”) for each outstanding share of Common Stock. The dividend was payable on December 22, 2008 to the stockholders of record on that date.

On December 10, 2008, the Company issued a press release announcing the adoption of the Rights Agreement. In the press release, the Company’s Chief Executive Officer, Fletcher Jay McCusker, commented as follows: “In this period of unprecedented market volatility where short term valuations are not reflective of historical performance or long term prospects, the Board of Directors has implemented the rights plan to protect stockholder value and ensure that the interests of all stockholders are served in a fair and equitable manner.” In that same press release, the Company indicated that, while the Rights Agreement would be effective immediately, the Company intended to seek ratification of the Rights Agreement from stockholders within the next twelve (12) months.

Reasons for the Rights Agreement

While the Avalon Group ceased to be the beneficial owner of more than five percent (5%) of our Common Stock as of July 21, 2009 and while the Company’s Board is not currently aware of any efforts by any party to gain control of the Company, the Company’s Board continues to believe that the Rights Agreement is in the best interest of the Company’s stockholders for several reasons, including, but not limited to, the following:

•

Better Ability to Respond to Unsolicited Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the stockholders, to better respond to an unsolicited acquisition proposal. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all stockholders equally.

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Encourages Good Faith Negotiation. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to (i) determine whether any proposed transaction is in the best interests of all of the Company’s stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of the Company’s stockholders; (iii) achieve a fair price for the stockholders that is consistent with the intrinsic value of the Company; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

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Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

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Prevents “Creeping Acquisitions.” Although the Company is subject to Delaware’s business combination statute (which limits the ability of stockholders who exceed 15% ownership from engaging in certain business combinations with the Company for a period of three years), this statute does not prevent the actual accumulation of shares through “creeping acquisitions” on the open market and the attendant implications of having a meaningful block of shares in the hands of an acquirer.

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Adverse Market Conditions. While our Common Stock, in recent months, has been trading at levels significantly above where it traded when the Rights Agreement was adopted, it continues to trade at a significant discount to historical levels. The Rights Agreement is also intended to prevent an acquirer from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of the Common Stock, and from acquiring control of the Company at a price that does not reflect the Company’s intrinsic value or long-term prospects.

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Stockholder-Friendly Terms. The Rights Agreement has a 20% trigger, a term of no more than three years, no dead-hand or other features that limit the ability of a future board to redeem the Rights or make the Rights Agreement inapplicable to a particular transaction, a requirement for a committee of independent directors to review the plan at least annually, and other “stockholder-friendly” terms described below, including the ability of stockholders to call a special meeting to vote to rescind the plan if a qualified offer (as defined below) is received.

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Absence of Certain Other Anti-takeover Devices. The Company does not have some of the takeover defenses employed by other companies. Specifically, the Company permits its stockholders to request that a special meeting be called and to take action by written consent. In addition, there are no supermajority vote requirements for stockholders to amend the Company’s Bylaws.

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Independent Board. Currently, five out of seven, or seventy one percent (71%), of the members of the Board meet the definition of an “independent director” under applicable Nasdaq marketplace rules. In addition, directors are elected using a majority voting standard in uncontested elections.

Summary of Rights Agreement

The following summary of the Rights Agreement is qualified in its entirety by reference to the complete texts of (i) the Preferred Stock Rights Agreement, dated December 9, 2008, by and between the Company and Computershare Trust Company, N.A., as Rights Agent, the complete text of which is attached hereto as Annex A to this Proxy Statement, and (ii) Amendment No. 1 to the Preferred Stock Rights Agreement, dated October 9, 2009, by and between the Company and Computershare Trust Company, N.A., as Rights Agent, the complete text of which is attached hereto as Annex B to this Proxy Statement.

Issuance. One right, referred to as a “right,” to buy 1/100 of a share of series A junior participating preferred stock, par value $0.01 per share, referred to as the “preferred stock,” was issued as a dividend on each share of common stock outstanding on December 22, 2008. Until the rights become exercisable, all further issuances of common stock, including common stock issuable upon the exercise of outstanding options and warrants, carry the rights.

Term. The term of the Rights Agreement is three (3) years, from December 9, 2008 to December 9, 2011, unless redemption or expiration of the rights occurs earlier.

Independent Director Review. An independent committee of the Board will review the Rights Agreement annually and, if it deems it appropriate, recommend that the Board modify or terminate the Rights Agreement.

Purchase Price. The Purchase Price is $15 per 1/100 of a share of preferred stock, subject to certain anti-dilution adjustments for stock splits, stock dividends, and the like.

Acquiring Person. Subject to specified exceptions, an “acquiring person” is any person who, together with affiliates and associates of such person, is a beneficial owner of twenty percent (20%) or more of the voting power of the aggregate of all shares of our voting stock then outstanding.

Authority of the Board. When evaluating decisions surrounding the redemption of the rights or any amendment to the Rights Agreement to delay or prevent the rights from detaching and becoming exercisable as a result of a particular transaction, the Board, or any future Board, is not subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Rights Detach and Become Exercisable. Upon the first to occur of (i) ten (10) days after the public announcement that a person or group of affiliated or associated persons, other than certain exempted and grandfathered persons, has acquired beneficial ownership of 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding other than pursuant to a qualified offer (as defined below), or (ii) ten (10) business days (or a later date determined by action of a majority of the Board prior to such time as any person becomes an acquiring person) after a person or group of affiliated or associated persons commences, or announces its intention to commence, a tender or exchange offer, the consummation of which would result in beneficial ownership by such person or group of 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding other than pursuant to a qualified offer (as defined below), and provided that the rights are no longer redeemable, the rights would detach and become exercisable. This date is referred to as the “distribution date.”

No Stockholder Rights Prior to Exercise. Until a right is exercised or exchanged, a right does not give its holder any rights as a stockholder of the Company, including, without limitation, the right to vote or receive dividends.

Transfer of Rights. Prior to the distribution date, the rights are not exercisable and are not transferable apart from our Common Stock. Until the distribution date, the surrender for transfer of any shares of our Common Stock will also constitute the transfer of the rights associated with the shares of our Common Stock as evidenced by the balances indicated in the book-entry account system of the transfer agent for our Common Stock registered in the names of holders of our Common Stock. As soon as practicable after the rights become exercisable, separate certificates evidencing the rights will be issued and mailed to holders of record of our Common Stock as of the close of business on the Distribution Date, such separate rights certificates alone will evidence the rights and the rights will be transferable apart from our Common Stock.

“Flip-In.” If a person or group of affiliated or associated persons acquires 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding, then each right would “flip in” and become a right to receive, upon exercise of the right at the then applicable purchase price, that number of shares of our Common Stock having a market value of two times the purchase price of the right. The acquiring person would be excluded from the flip-in. For example, at the current purchase price of $15.00 per right, each valid right following a flip-in would entitle its holder, excluding an acquiring person, to purchase $30.00 worth of our Common Stock. Assuming a value of $7.50 per Common Stock at such time, the holder of each right would be entitled to purchase four shares of Common Stock for $15.00. If we do not have sufficient shares of authorized Common Stock available for the complete exercise of the rights, we could satisfy our obligations to rights holders by issuing cash, debt, equity securities, property or a combination thereof.

“Flip-Over.” If, after the distribution date, we are consolidated with, or merged with and into, another entity and we are not the surviving entity or we are the surviving entity, but shares of our outstanding Common Stock are exchanged for stock or securities of any other person, cash or any other property, or more than 50% of our assets or earning power is sold or transferred, each right then outstanding would “flip-over” and become a right to receive, upon the exercise of the right at the then applicable purchase price, that number of shares of common stock of the acquirer having a market value of two times the purchase price of the right. For example, at the current purchase price of $15.00 per right, each valid right following a flip-over would entitle its holder, excluding an acquiring person, to purchase $30.00 worth of the acquirer’s common stock. The flip-over provisions do not apply to a merger or other combination pursuant to a qualified offer (as defined below).

Exchange. The Board may, at its option, at any time after any person or group becomes an acquiring person other than pursuant to a qualified offer (as defined below) and prior to the acquisition by such person or group of beneficial ownership of shares of Common Stock having 75% or more of the voting power of the aggregate of all of our voting stock then outstanding, exchange all or part of the then outstanding and exercisable rights (other than rights owned by the acquiring person) for shares of our Common Stock at an exchange ratio of one share per right, subject to adjustment. If the sufficient number of shares is not available to complete the exchange, we may issue cash, debt, equity securities, property or a combination thereof in exchange for the rights.

Redemption. The rights are redeemable by the Board in whole, but not in part, at a price of $0.01 per right, subject to adjustment, at any time prior to the earlier of (i) the close of business on the tenth (10th) business day following the date of the public announcement that a person or group of affiliated or associated persons becomes an acquiring person other than pursuant to a qualified offer (as defined below), subject to extension by the Board for a period of time up to but not exceeding ten (10) business days, and (ii) December 9, 2011. The redemption price may be payable in cash, debt, equity securities, property or a combination thereof. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the rights will no longer be exercisable and will entitle the holders only to receive the redemption price.

Qualified Offer. A qualified offer is an offer determined by a majority of the independent members of the Board to have each of the following characteristics: (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for all of the outstanding shares of our Common Stock; (ii) at a per-share offer price that exceeds the greater of (A) an amount that is twenty-five percent (25%) higher than the average of the daily per share closing prices of our Common Stock in the immediately preceding twelve (12) months (determined as of the trading day immediately preceding the commencement of such offer), and (B) an amount that is twenty-five percent (25%) higher than the average of the daily per share closing prices of our Common Stock for the ten (10) consecutive trading days ending on the trading day immediately preceding the commencement of such offer, provided, however, that, to the extent that an offer includes shares of common stock of the offeror, such per-share offer price with respect to such common stock of the offeror being determined to be the average of the daily closing prices per share for such common stock of the offeror for the thirty (30) trading days immediately preceding the commencement of such offer; (iii) conditioned upon a minimum of at least two-thirds of the outstanding shares of our Common Stock (excluding shares held by the offeror and its affiliated and associated persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; (iv) accompanied by an irrevocable, written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of our Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; (v) accompanied by an irrevocable, written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) business days; (vi) accompanied by an irrevocable, written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and (vii) in accordance with such other conditions contained in the Rights Agreement.

If the qualified offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded United States corporation, such common stock must be listed or admitted to trading on either the New York Stock Exchange or Nasdaq, the offeror must have received stockholder approval to issue such common stock in connection with the offer or not require such approval, the offeror must have no other class of voting stock outstanding, no person (including such person’s affiliated and associated person) can beneficially own 20% or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer, and the offeror must meet the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer. In addition, the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate.

An offer will not be considered a qualified offer if a nationally recognized investment banking firm retained by the Board renders an opinion that the consideration being offered to the stockholders is either inadequate or unfair.

For the purposes of the definition of qualified offer, “fully financed” means that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, legally binding, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding, written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a qualified offer in accordance with this definition, but subsequently ceases to be a qualified offer as a result of the failure at a later date to continue to satisfy any of the requirements of the definition of a qualified offer, such offer shall cease to be a qualified offer and the provisions of the Rights Agreement relating to the ability of stockholders to call a special meeting to redeem the rights shall no longer be applicable to such offer, provided the actual redemption of the rights pursuant to such provisions shall not have already occurred.

If a qualified offer is made, the holders of record of outstanding shares of our Common Stock having ten percent (10%) or more of the total voting power of all shares of our Common Stock then outstanding (or their duly authorized proxy) may direct the Board to call a special meeting of stockholders to consider a resolution authorizing a redemption of all rights. If the special meeting is not held within ninety (90) business days of being called or if, at the special meeting, the holders of outstanding shares of our Common Stock having a majority of the total voting power of all shares of our Common Stock outstanding as of the record date of the special meeting (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the rights, then the rights shall be redeemed at the redemption price provided for in the Rights Agreement or the Board will take such other action as may be necessary to prevent the rights from interfering with the consummation of the qualified offer.

Terms of the Preferred Stock. The preferred stock is not redeemable and, with respect to the payment of dividends and the distribution of assets, ranks junior to all other series of preferred stock issued either before or after the issuance of the preferred stock, unless the terms of any such series provide otherwise. The dividend, liquidation and voting rights of the preferred stock are designed so that the value of 1/100 of a share of preferred stock would approximate the value of one share of our Common Stock. Each share of preferred stock will be entitled to receive, when, as and if declared by the Board, a minimum preferential quarterly dividend payment of $0.01 per share or, if greater, an aggregate dividend of one hundred (100) times the dividend declared per share of our Common Stock. In the event of liquidation, the holders of the preferred stock will be entitled to a minimum preferential liquidation payment of one hundred dollar ($100) per share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of one hundred (100) times the payment made per share of our Common Stock.

Each share of preferred stock would have one hundred (100) votes on all matters submitted to a vote of stockholders, voting together with our Common Stock as one class. In the event of any merger, consolidation or other transaction in which shares of our Common Stock are exchanged into other stock or securities, cash and/or other property, each share of preferred stock will be entitled to receive one hundred (100) times the amount received per share of our Common Stock.

SEC Registration. Since the rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the rights with the SEC is not required until the rights become exercisable.

Voting. The rights do not have any voting rights.

Amendment. The Rights Agreement can be amended or supplemented by the Board at any time without the approval of the holders of any rights, so long as the rights are then redeemable; provided, however, that any amendment to the Rights Agreement that extends its term shall be submitted for ratification by the Company’s stockholders within one year of the adoption by the Board of such an amendment. At such time as the rights are no longer redeemable, the Rights Agreement may be amended only in a manner that does not adversely affect the holders of the rights (excluding any acquiring person or its affiliates and associates). Irrespective of whether the rights are then redeemable, the Rights Agreement cannot be amended or supplemented to decrease the redemption price of the rights. Business combinations approved by the Board generally involve the redemption of the rights or an amendment of the Rights Agreement to make the Rights Agreement inapplicable to the particular acquisition.

Other Protections Afforded Stockholders

The Board believes that the adoption of the Rights Agreement for the reasons described above is in the best interests of the Company and its stockholders. In making your voting decision, stockholders should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect. Stockholders should also consider that the Board does not have any current intention of implementing any other proposal having an anti-takeover effect, although certain provisions of the Company’s Certificate of Incorporation and the Company’s Bylaws may have that effect, as might Delaware’s business combination statute. We believe these provisions, along with the Rights Agreement, protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirors to negotiate with our Board, and by providing our Board with more time to assess any acquisition proposal. These provisions are not intended to prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and its stockholders.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Under Revenue Ruling 90-11, the adoption of the Rights Agreement and the subsequent distribution of the rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.

After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for our Common Stock, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase our Common Stock, holders of rights would probably not have a taxable event. The rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the rights may not be subject to tax-free treatment.

Accounting Treatment

The initial issuance of the rights as a dividend at December 22, 2008 had no financial accounting or reporting impact. The fair value of the rights was zero because the rights were “out of the money” when issued and no value is attributable to them. Additionally, the rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Non-Approval of Proposal One

None of the Company’s Bylaws, other governing documents or applicable law require stockholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If the stockholders do not ratify the adoption of the Rights Agreement, the Board will consider whether to continue the Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Rights Agreement (to the extent discernable), then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a change-of-control transaction, and whether the Board believes that, despite the failure of stockholders to ratify the Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue such agreement.

Although the Board will carefully consider the stockholders’ vote as expressed at the Special Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if the adoption of the Rights Agreement is ratified by stockholders, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated.

The Board of Directors recommends that you vote “FOR” the

ratification of its adoption of the Rights Agreement.

PROPOSAL TWO

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to ratify the adoption by the Board of the Rights Agreement, the Company’s proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal, and not upon the proposal regarding the ratification of the Rights Agreement.

In this proposal, the Company is asking its stockholders to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to ratify the adoption by the Board of the Rights Agreement. If the stockholders approve the adjournment proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat the proposal to ratify the Rights Agreement, the Company could adjourn the Special Meeting without a vote on such proposal and seek to convince its stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

The Board of Directors recommends that you

vote “FOR” the Authorization to Adjourn the Special Meeting

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of our Common Stock by each stockholder known by us to own beneficially more than five percent of our outstanding Common Stock. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to the shares beneficially owned by such stockholder.

Name and Address	No. of Shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
FMR LLC Edward C. Johnson 3d 82 Devonshire Street Boston, Massachusetts 02109 (2)	1,942,652	15.0%

William Blair & Company, L.L.C. (3) 222 W. Adams, Chicago, IL 60606	1,285,275	10.0%

Cardinal Capital Management, LLC (4) One Greenwich Office Park, Greenwich, CT 06831	1,346,640	10.9%

Bank of America Corporation (5) NB Holdings Corporation BAC North America Holding Company BANA Holding Corporation Bank of America, NA 100 N. Tryon St., Floor 25, Bank of America Corporate Center, Charlotte, NC 28255	1,188,513	9.7%

Columbia Management Group, LLC (5) Columbia Management Advisors, LLC 100 N. Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255	1,180,497	9.6%

Zesiger Capital Group LLC (6) 320 Park Avenue, New York, NY 10022	1,096,535	8.9%

Palladium Equity Partners III, L.P. (7) Palladium Equity Partners III, L.L.C. Marcos A. Rodriguez Rockefeller Center, 1270 Avenue of the Americas, Suite 2200, New York, NY 10020	717,254	5.5%

Barclays Global Investors, NA (8) Barclays Global Fund Advisors 400 Howard Street, San Francisco, CA 94105	716,421	5.8%

Kennedy Capital Management, Inc. (9) 10829 Olive Boulevard, St. Louis, MO 63141	634,823	5.2%

(1)	The securities “beneficially owned” by each stockholder are determined as of the Record Date in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for others, including, in the case of an individual, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, and may include securities as to which the stockholder has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser is the beneficial owner of 1,942,652 shares of the Common Stock as a result of acting as investment adviser to various investment companies. Includes 95,928 shares of Common Stock that may be issued upon the conversion of Providence’s 6.5% Convertible Senior Subordinated Notes due 2014. This is based on the Schedule 13G filed with the SEC on August 10, 2009.
(3)	This is based on the Schedule 13G/A filed with the SEC on August 7, 2009.
(4)	Represents shares of Common Stock indirectly beneficially owned by Cardinal Capital Management, LLC. This is based on the Schedule 13G/A filed with the SEC on February 17, 2009.
(5)	This is based on the Schedule 13G/A filed with the SEC on February 12, 2009.
(6)	Represents shares of Common Stock indirectly beneficially owned by Zesiger Capital Group LLC. Zesiger Capital Group LLC disclaims beneficial ownership of all of the shares of Common Stock which are held in discretionary accounts managed by Zesiger Capital Group LLC. This is based on the Schedule 13G/A filed with the SEC on February 10, 2009.
(7)	Represents shares of Common Stock that may be issued upon the conversion of Providence’s 6.5% Convertible Senior Subordinated Notes due 2014 beneficially owned by Palladium Equity Partners III, L.P. (“Palladium”). Palladium Equity Partners III, L.L.C. (“Palladium General”) is the general partner of Palladium. Mr. Rodriguez is the managing member of Palladium General. This is based on the Schedule 13G filed with the SEC on February 19, 2009.
(8)	The shares of Common Stock are held in trust accounts for the economic benefit of the beneficiaries of those accounts. This is based on the Schedule 13G filed with the SEC on February 5, 2009.
(9)	This is based on the Schedule 13G filed with the SEC on February 13, 2009.

Management and Directors Only

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of Providence’s Common Stock by (a) all of Providence’s directors, (b) all of Providence’s executive officers named in the “Summary Compensation Table” included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 1, 2009 and (c) all of Providence’s directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his/her shares:

Name	No. of shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
Michael N. Deitch (2)	102,857	*
Fred Furman (3)	153,464	1.2%
Fletcher Jay McCusker (4)	196,312	1.5%
Craig A. Norris (5)	111,631	*
John Shermyen (6)	74,261	*
Terence J. Cryan	—	—
Hunter Hurst, III (7)	64,000	*
Kristi L. Meints (8)	105,429	*
Warren S. Rustand (9)	74,000	*
Richard Singleton (10)	74,000	*
All directors and executive officers as a group (12 persons) (11)	1,002,625	7.8%

*	Less than 1%.
(1)	The securities “beneficially owned” by an individual are determined as of the Record Date in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Includes 40,000 shares of Common Stock held by Mr. Deitch and 62,857 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(3)	Includes 67,161 shares of Common Stock held by Mr. Furman and 86,303 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(4)	Includes 74,973 shares of Common Stock held by Mr. McCusker and 121,339 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 32,000 shares of Common Stock held by The Fletcher J. McCusker GRAT for the benefit of Mr. McCusker’s son, as to which Mr. McCusker disclaims beneficial ownership.
(5)	Includes 65,798 shares of Common Stock held by Mr. Norris and 45,833 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(6)	Includes 56,404 shares of Common Stock held by Mr. Shermyen and 17,857 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(7)	Includes 34,000 shares of Common Stock held by Mr. Hurst and 30,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(8)	Includes 34,000 shares of Common Stock held by Ms. Meints and 71,429 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(9)	Includes 34,000 shares of Common Stock held by Mr. Rustand and 40,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(10)	Includes 34,000 shares of Common Stock held by Mr. Singleton and 40,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(11)	Includes 543,341 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date, 3,665 shares of Common Stock held by the Mary J. Shea Revocable Trust, 15,283 shares of Common Stock held by Herman Schwarz and 440,336 shares of Common Stock in the aggregate held by Messrs. Deitch, Furman, McCusker, Norris, Hurst, Rustand, Shermyen and Singleton, and Ms. Meints.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Pursuant to the proxy rules promulgated under the Exchange Act, Company stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted within the Rule 14a-8 process for consideration at the Company’s Annual Meeting to be held in 2010 (the “2010 Annual Meeting”) will be January 7, 2010.

Pursuant to the Company’s Bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s 2010 Annual Meeting proxy statement pursuant to Rule 14a-8 of the Exchange Act or otherwise) before, or make a nomination at, the 2010 Annual Meeting of stockholders, such stockholder must deliver a written notice of notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 5524 East Fourth Street, Tucson, Arizona 85711, no earlier than February 16, 2010 and no later than the close of business on April 16, 2010. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

As to all such matters which the Company does not have notice on or prior to April 16, 2010, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2010 Annual Meeting to vote on such proposal.

OTHER MATTERS

On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be raised at the Special Meeting. If any other matters properly come before our stockholders at the Special Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their best judgment.

ADDITIONAL INFORMATION

The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. The Company’s SEC filings are also available on the SEC’s web site at http://www.sec.gov. Stockholders may also request copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, except for exhibits to the report, without charge, by submitting a written request to the Company’s Corporate Secretary at 5524 East Fourth Street, Tucson, Arizona 85711.

HOUSEHOLDING

In order to reduce printing costs and postage fees, the Company has adopted the process called “householding” for mailing its annual report and proxy statement to “street name holders,” which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the Company’s proxy statement at the same address, you may obtain additional copies by writing to the Company’s Corporate Secretary at 5524 East Fourth Street, Tucson, Arizona 85711 or by calling (520) 747-6600. Eligible stockholders of record receiving multiple copies of the proxy statement can request householding by contacting the Company in the same manner.

On behalf of the Board of Directors

Fletcher Jay McCusker Chairman of the Board and Chief Executive Officer

October 20, 2009

Tucson, Arizona

ANNEX A

PREFERRED STOCK RIGHTS AGREEMENT

BY AND BETWEEN

THE PROVIDENCE SERVICE CORPORATION

AND

COMPUTERSHARE TRUST COMPANY, N.A.,

AS RIGHTS AGENT

Dated as of December 9, 2008

A-i

PREFERRED STOCK RIGHTS AGREEMENT

This Preferred Stock Rights Agreement is dated as of December 9, 2008 (this “Agreement” or the “Rights Agreement”), by and between THE PROVIDENCE SERVICE CORPORATION, a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A. (the “Rights Agent”).

WHEREAS, on December 9, 2008, the Board of Directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of common stock, $0.001 per share, of the Company (the “Common Stock”) outstanding as of the close of business on December 22, 2008 (the “Record Date”), each Right representing the right to purchase one one-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock of the Company having the rights, preferences and privileges set forth in the form of the Certificate of Designation of Rights, Preferences and Privileges attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, and the Board of Directors has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated.

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall, on or after the date hereof, be the Beneficial Owner of 20% or more of the Voting Power of the aggregate of all shares of Voting Stock then outstanding and shall include all Affiliates and Associates of such Person; but such term shall not include (i) an Exempted Entity (as defined below), (ii) a Grandfathered Stockholder (as defined below), or (iii) any other Person who or which the Board of Directors determines, prior to the time such Person would otherwise be an Acquiring Person, should be exempted from the definition of Acquiring Person, provided, however, that the Board of Directors may make such exemption subject to such conditions, if any, which the Board of Directors may determine. Notwithstanding the foregoing:

(i) No Person shall become an “Acquiring Person” as the result of an acquisition of shares of Voting Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate percentage of the total Voting Power represented by all shares of Voting Stock of the Company Beneficially Owned by such Person to 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the total Voting Power of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Voting Stock of the Company (other than shares issued by the Company as a dividend or distribution made pro rata to all holders of Common Stock), then such Person shall be deemed to be an “Acquiring Person;”

(ii) If the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Voting Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Voting Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable, if the Company so requests, of Beneficial Ownership of a sufficient number of shares of Voting Stock so that such Person would no longer otherwise qualify as an “Acquiring Person;”

(iii) No Person shall become an “Acquiring Person” if any such Person who has become and is such a Beneficial Owner solely because (A) of a change in the aggregate number of shares of Voting Stock since the last date on which such Person acquired Beneficial Ownership of any shares of the Voting Stock, or (B) if acquired such Beneficial Ownership in the good faith belief that such acquisition would not (1) cause such Beneficial Ownership to be equal to or exceed 20% of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of the Company that are inaccurate or out-of-date, or (2) otherwise cause a Distribution Date or the adjustment provided for in a Flip-In Event or Flip-Over Event to occur. Notwithstanding this clause (iii), if any Person that is not an Acquiring Person due to this clause (iii) does not reduce its percentage of Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding to less than 20% by the Close of Business on the fifth Business Day after notice from the Company (the date on which such notice is first mailed or sent being the first day) that such person’s Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding is equal to or exceeds 20%, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (B) shall no longer apply to such Person); and

(iv) If a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines in good faith were taken without the intent of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(v) For purposes of this definition, the determination whether any Person acted in “good faith” shall be conclusively determined by the Board of Directors of the Company, acting by a vote of those directors of the Company whose approval would be required to redeem the Rights under this Agreement.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and regulations under the Exchange Act, as in effect on the date of this Agreement; provided, however, that no Subsidiary of the Company, employee benefit plan of the Company or any Subsidiary of the Company, or Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan shall be deemed an Affiliate or Associate.

(c) “Agreement” shall mean this Rights Agreement as originally executed or as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” and to have “Beneficial Ownership” of any securities:

(i) That such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, any security if the agreement, arrangement, or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii) That such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (d)); or

(iii) That are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (d)), or disposing of any such securities.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.

(e) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(g) “Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

(h) “Common Stock” shall mean the common stock, $0.001 par value per share, of the Company, and “common stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

(i) “Common Equity Interest” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person.

(j) “Current Market Price” of any security on any given day shall be deemed to be the average of the daily Closing Prices per share or other trading unit of such security for ten (10) consecutive Trading Days (as hereinafter defined) immediately preceding such date; provided, however, that with respect to shares of capital stock, in the event that the current market price per share of the capital stock is determined during a period following the announcement of (i) a dividend or distribution on the capital stock payable in shares of such capital stock or securities convertible into shares of such capital stock (other than the Rights), or (ii) any subdivision, combination or reclassification of the capital stock, and prior to the expiration of the requisite ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then and in each such case, the “Current Market Price” shall be properly adjusted to take into account ex-dividend trading; and

provided further that if the security is not publicly held or not so listed or traded, Current Market Price per share or other trading unit shall mean the fair value per share or other trading unit as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(k) “Distribution Date” shall mean the earlier of (i) the tenth (10th) day after the Stock Acquisition Date (as hereinafter defined), or (ii) the tenth (10th) Business Day (or such later date as may be determined by action of a majority of the Board of Directors prior to such time as any Person becomes an Acquiring Person and of which later date the Company will give the Rights Agent prompt written notice) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any Person (other than an Exempted Entity), if upon consummation thereof, such Person would be the Beneficial Owner of shares of Voting Power representing 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) other than pursuant to a Qualified Offer.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement, and all references to any rule or regulation of the General Rules and Regulations under the Exchange Act shall be, except as otherwise specifically provided herein, to such rule or regulation as was in effect on the date of this Agreement.

(m) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(n) “Exempted Entity” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, and (iv) any trust fiduciary of other entity organized, appointed or established that holds Common Stock or other Voting Stock for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

(o) “Expiration Date” shall have the meaning ascribed thereto in Section 7(a) hereof.

(p) “Final Expiration Date” shall have the meaning ascribed thereto in Section 7(a) hereof.

(q) “Flip-In Event” shall mean the event described in Section 11(a) hereof.

(r) “Flip-Over Event” shall mean any of the events described in Section 12(a) hereof.

(s) “Grandfathered Stockholder” shall mean any Person who or which would otherwise be deemed an “Acquiring Person” upon the adoption of this Rights Agreement; provided, however, that any Grandfathered Stockholder shall not be deemed an “Acquiring Person” for purposes of this Agreement only for so long as neither it nor any of its Affiliates or Associates acquire Beneficial Ownership of any additional shares of outstanding Voting Stock after adoption of this Rights Agreement (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Voting Stock or pursuant to a split or subdivision of the outstanding Voting Stock), and in the event that any Grandfathered Stockholder (or its Affiliates or Associates) does so acquire Beneficial Ownership of additional shares of outstanding Voting Stock, then such Person shall no longer be deemed a Grandfathered Stockholder and shall be deemed an “Acquiring Person.”

(t) “Nasdaq” shall mean The Nasdaq Stock Market, Inc.

(u) “NYSE” shall mean The New York Stock Exchange, Inc.

(v) “Person” shall mean any individual, partnership (general or limited), limited liability company, firm, corporation, association, trust, unincorporated organization, or other entity, any syndicate or group deemed to be a Person under Section 14(d)(2) of the Exchange Act, and shall include any successor (by merger or otherwise) of such entity.

(w) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, $0.001 par value per share, of the Company.

(x) “Purchase Price” shall have the meaning ascribed thereto in Section 7(b) hereof.

(y) “Qualified Offer” shall mean an offer determined by the Board of Directors to have each of the following characteristics:

(i) A fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;

(ii) An offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than ten percent (10%) of the outstanding Common Stock as of the date of such commencement;

(iii) An offer whose per-share offer price is greater than the higher of (a) the highest reported market price for the Common Stock in the immediately preceding twenty-four (24) months, and (b) an amount at least twenty-five percent (25%) higher than the Current Market Price per share of Common Stock, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) trading days immediately preceding and the five (5) trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

(iv) An offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Stockholders is either inadequate or unfair;

(v) If the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors and legal counsel designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within ten (10) Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such ten (10) Business Day period render an opinion to the Board of Directors that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

(vi) An offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

(vii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) Business Days and, if a Special Meeting is duly requested in accordance with Section 29(d), for, at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 29(d), for at least ten (10) Business Days following such ninety (90) Business Day Period;

(viii) An offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(ix) An offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(x) If the offer includes shares of common stock of the offeror, the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the NYSE or Nasdaq, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, and (iii) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act.

For the purposes of the definition of Qualified Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 29(d) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 29(d) shall not have already occurred.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended and in effect on the date of this Agreement, and all references to any rule or regulation under the Securities Act shall be, except as otherwise specifically provided herein, to such rule or regulation as was in effect on the date of this Agreement.

(aa) “Series A Junior Participating Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Certificate of Designation attached to this Agreement as Exhibit A.

(bb) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such other than pursuant to a Qualified Offer.

(cc) “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the Voting Power of the Voting Securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of Voting Securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(dd) “Trading Day,” with respect to any security shall mean a day on which the principal national securities exchange on which the security is listed or admitted to trading is open for the transaction of business or, if the security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ee) “Triggering Event” shall mean a Flip-In Event or a Flip-Over Event.

(ff) “Voting Power” when used with reference to the Voting Securities of any Person shall mean the number of votes (whether cast in person, by proxy, or by written consent) entitled (1) to be cast generally in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors), or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).

(gg) “Voting Securities” when used in reference to any Person, shall mean the outstanding capital stock, equity interest, or other voting securities of such Person, in each case entitling the holder thereof (1) to cast votes, in person or by proxy, or to act by written consent, in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors), or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).

(hh) “Voting Stock” shall mean the Common Stock, the Preferred Stock, and any other class or series of securities or Voting Securities of the Company entitled to vote generally, together with the Common Stock, (1) to be cast generally in the election of directors or members of the governing body of the Company or (2) to participate in the management and control of the Company.

(ii) “Whole Board” shall mean the total number of directors which the Company would have if there were no vacancies.

Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors of the Company in its good faith judgment, which determination shall be final and binding on the Rights Agent.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Rights Certificates.

(a) Until the Distribution Date, (x) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Sections 11, 12 or 13 hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14 hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

(c) Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date (as hereinafter defined), shall be deemed also to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between The Providence Service Corporation (the “Company”) and Computershare Trust Company, N.A. dated as of December 9, 2008 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates or book entry form and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, the Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) or any Affiliate or Associate thereof (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

(d) After the Distribution Date but prior to the Expiration Date, Rights shall, without further action, be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date; provided, however, that if, pursuant to the terms of any option or other benefit plan, the number of shares issuable thereunder is adjusted after the Distribution Date, the number of Rights issuable upon issuance of the shares shall be equal only to the number of shares which would have been issuable prior to the adjustment. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or to conform to usage. Subject to the provisions of this Agreement, including Sections 7, 11, 12, 13, 22 and 24, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the Purchase Price (as defined in Section 7(b)), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding either the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof shall, upon the written direction of the Board of Directors, contain (to the extent feasible), the following legend:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement, dated as of December 9, 2008 (the “Rights Agreement”), by and between The Providence Service Corporation and Computershare Trust Company, N.A., as Rights Agent). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices in New York City, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Sections 4, 7 and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Sections 7(e), 9(c) and 9(f) hereof, at or prior to the earlier of (i) the Close of Business on December 9, 2011 (the “Final Expiration Date”), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, or (iii) the time at which the Rights are exchanged as provided in Section 24 hereof (the earlier of (i), (ii), and (iii) being the “Expiration Date”), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date (except as provided herein) upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal corporate trust office of the Rights Agent, together with payment of the Purchase Price for each share of Preferred Stock as to which the Rights are exercised.

(b) The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $15.00 (the “Purchase Price”), and shall be subject to adjustment from time to time as provided in Sections 11, 12 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with Paragraph (c) below. Each one one-hundredth of a share of Preferred Stock shall be referred to herein as a “Unit” of Preferred Stock.

(c) (i) Subject to Section 14 hereof, following the Distribution Date, the Company may (at the direction of the Board of Directors) deposit with a corporation in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority (the “Depositary Agent”) certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and may cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited.

(ii) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units of Preferred Stock (or, following a Triggering Event, other securities, cash, or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, or evidence satisfactory to the Company of payment of such tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock certificates representing such number of shares of Preferred Stock (or fractions of shares that are integral multiples of one one-hundredth of a share of Preferred Stock) as are to be purchased and the Company will direct its transfer agent to comply with all such requests, and/or (B) requisition from the Depositary Agent depositary receipts representing such number of Units of Preferred Stock as are to be purchased and the Company will direct the Depositary Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such Common Stock, other securities, cash, and/or other property is available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11 hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, Voting Stock, or the Company, or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates, or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 12, 13, 14, 23, and 24 hereof). The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination under this Section 7(e) or such Section 4(b) with respect to an Acquiring Person or its Affiliates, Associates, or transferees.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Preferred Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earlier of the Distribution Date or as soon as is required by law, a registration statement under the Securities Act, with respect to the Preferred Stock purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after the filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date. The Company will also take all action necessary to ensure compliance with the securities laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statements. Upon any suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in that jurisdiction shall have been obtained and, if applicable, until a registration statement has been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of the shares of Preferred Stock in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Preferred Stock upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date.

Each Person in whose name any certificate for a number of one one-hundredths of a share of Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock represented thereby, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price

(and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open.

Section 11. The Flip-In.

The Purchase Price, the number and kind of securities covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) Subject to the provisions of the following subparagraphs (b) and (c) and Section 23, in the event any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, each holder of a Right (which shall not include Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Market Price per share of the Common Stock on the date of the occurrence of such event (such number of shares being herein referred to as the “Adjustment Shares”).

(b) In the event that there shall not be sufficient issued but not outstanding and authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (a), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights; provided, however, if the Company is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become so exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party shall, upon the exercise of such Rights, (i) pay an amount in cash equal to the excess of (A) the product of (1) the number of Adjustment Shares, multiplied by (2) the Current Market Price of the Common Stock (such product being herein referred to as the “Current Value”), over (B) the Purchase Price, in lieu of issuing shares of Common Stock and requiring payment therefor, or (ii) issue debt or equity securities, or a combination thereof, having a value equal to the Current Value, where the value of such securities shall be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, and require the payment of the Purchase Price, or (iii) deliver any combination of cash, property, Common Stock and/or other securities having the requisite value, and require payment of all or any requisite portion of the Purchase Price. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii), or (iii) of the proviso of this subparagraph (b), a majority of the Whole Board may suspend the exercisability of the Rights for a period of up to forty-five (45) days following the date on which the Flip-In Event shall have occurred, in order to decide the appropriate form of distribution to be made pursuant to the above proviso and to determine the value thereof. In the event of any suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at the time the suspension is no longer in effect.

(c) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have been null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 75% or more of the Voting Power of the aggregate of all Voting Stock then outstanding. Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to this subparagraph (c) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights. In any exchange pursuant to this subparagraph (c), the Company, at its option, may substitute shares of Preferred Stock (or shares of equivalent preferred stock, as such term is defined in Section 13(b) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this subparagraph (c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subparagraph (c), the current market value of a whole share shall be the Closing Price of the Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this subparagraph (c).

Section 12. The Flip-Over.

The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.

(a) In the event that, following the Distribution Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company), (y) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, then, and in each such case, (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable common stock of the Principal Party, free and clear of any lien, encumbrance or other adverse claim, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable (or the number of one one-hundredths of a share of Preferred

Stock for which a Right was exercisable immediately prior to the occurrence of the Flip-In Event if a Flip-In Event has previously occurred) and dividing that product by (2) 50% of the Current Market Price per share of the common stock of such Principal Party on the date of consummation of the Flip-Over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of the Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 13 hereof shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of common stock thereafter deliverable upon the exercise of the Rights; and the provisions of Section 11 hereof shall be of no effect following the first occurrence of any Flip-Over Event.

(b) “Principal Party” shall mean:

(i) In the case of any transaction described in clause (x) or (y) of the first sentence of Section 12(a), (A) the Person that is the issuer of any securities into which shares of Company Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price, and (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Current Market Price; and

(ii) In the case of any transaction described in clause (z) of the first sentence of Section 12(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Current Market Price; and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c) The Company shall not consummate any Flip-Over Event or any other consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 12, and unless prior thereto the Company and such Principal Party and each other Person who may become a Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 12 and further providing that the Principal Party will, as soon as practicable after the Flip-Over Event:

(i) (A) prepare and file at its own expense an appropriate registration statement under the Securities Act with respect to the Common Stock that may be acquired upon exercise of the Rights, (B) cause such registration statement to become and remain effective (and to include a prospectus complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such Common Stock upon the exercise of the Rights complies with any applicable state securities or “blue sky” laws; and

(ii) Deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 12 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 12, shares of Common Stock of such Principal Party at less than the then Current Market Price per share or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 12) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 12, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 12 shall not be applicable to a Flip-Over Event, if (i) such Flip-Over Event is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which is a Qualified Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 12(e), all Rights hereunder shall expire.

(f) The provisions of this Section 12 shall similarly apply to successive Flip-Over Events, mergers, consolidations, sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 12(a).

Section 13. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 13.

(a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 13(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which could require an adjustment under both Section 11(a) hereof and this Section 13(a), the adjustment provided for in this Section 13(a) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 13(a).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per one one-hundredth of a share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per one one-hundredth of a share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of one one-hundredths of shares of Preferred Stock outstanding on such record date, plus the number of one one-hundredths of shares of Preferred Stock which the aggregate offering price of the total number of shares of one one-hundredths of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of one one-hundredths of shares of Preferred Stock outstanding on such record date, plus the number of additional one one-hundredths of shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 13(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per one one-hundredth of a share of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one one-hundredth of a share of Preferred Stock and the denominator of which shall be such current market price per one one-hundredth of a share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

(d) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 13(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 13 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 13(d), any adjustment required by this Section 13 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(e) If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 13(a) through (c), inclusive, and the provisions of Section 7, 9, 10, 12 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company shall have exercised its election as provided in Section 13(h), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 13(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 13(h), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the shares of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Purchase Price.

(k) In any case in which this Section 13 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l) Anything in this Section 13 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 13, as and to the extent that in its sole discretion the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 13, hereafter made by the Company to holders of its Preferred Stock shall, if practicable, not be taxable to such stockholders.

(m) The Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries taken as a whole, any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24, 26 or 27 hereof, take any action the purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights, unless such action is approved by the Whole Board.

(o) Whenever an adjustment is made as provided in Sections 11, 12 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such Certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Price of a whole Right as of the date on which such fractional Rights would have been otherwise issuable.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Subject to Section 7(c) hereof, fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a Depositary Agent selected by it. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-hundredth of a share of Preferred Stock as of the date of such exercise.

(c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action.

All rights of action in respect of this Agreement other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock) without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Right Holders.

Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal corporate trust office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

(c) Subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned.

Section 17. Rights Certificate Holder Not Deemed a Stockholder.

Except as otherwise expressly provided in this Agreement, no holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent.

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent, for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of facts or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact event or determination under this Agreement, unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

Section 21. Change of Rights Agent.

(a) Resignation. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent (or its affiliate) terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.

(b) Removal by Company. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.

(c) Replacement. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor Rights Agent. If the Company fails to appoint a successor Rights Agent within 30 days after giving the Rights Agent notice of its removal, or within 30 days after receiving written notice of the resignation or incapacity of the Rights Agent from the Rights Agent or a holder of a Rights Certificate (who shall, with its notice, submit its Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.

(d) Qualifications. Any successor Rights Agent, whether appointed by the Company or by a court, shall: (i) be a trust company or banking corporation organized in any of the United States and doing business in good standing under the laws of the United States or of the State of Arizona or of the State of New York; (ii) be authorized to do business as a trust company or banking institution in the State of Arizona or the State of New York; (iii) be subject to supervision or examination by federal or state authority; and (iv) have, at the time of its appointment as Rights Agent, a combined capital and surplus, along with its Affiliates, of at least $50,000,000.

(e) Succession Procedures. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of the appointment of the successor Rights Agent, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by a majority of the Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time on or prior to the earlier of (i) the Close of Business on the tenth day following the Distribution Date, subject to extension by the Board of Directors for a period of time up to, but not exceeding, ten additional days, or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, by action of a majority of the Whole Board, pay the Redemption Price either in shares of Common Stock (based on the Current Market Price of the shares of Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. Subject to the foregoing, the redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Whole Board in its sole discretion may establish. Notwithstanding anything in this Agreement to the contrary, no Right may be exercised until such time as the Rights have become non-redeemable in accordance with the terms of this Agreement.

(b) Promptly upon the action of the Board of Directors of the Company extending the redemption period pursuant to Section 23(a)(i), evidence of which shall have been filed with the Rights Agent, the Company shall issue a press release indicating the date to which the Board of Directors has extended its right to redeem the Rights.

(c) Promptly upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. In any case, failure to give such notice to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

Section 24. Effectiveness of this Agreement.

It is intended that this Agreement shall become effective upon the execution hereof.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose (1) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend at a rate not in excess of $20 per share), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any Flip-Over Event, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, Flip-Over Event, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

(b) Upon the occurrence of a Flip-In Event or a Flip-Over Event, the Company or Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event and the consequences thereof to holders of Rights under Sections 11(a) or 12(a) hereof, as the case may be.

Section 26. Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

The Providence Service Corporation

5524 East Fourth Street

Tucson, AZ 85711

Attention: General Counsel

With copies to:

Blank Rome LLP

One Logan Square

130 North 18th Street

Philadelphia, PA 19013

Attention: Barry H. Genkin, Esq.

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if delivered by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

350 Indiana Street, Suite 800

Golden, CO 80401

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. The

Company shall deliver a copy of any notice or demand it delivers to the holder of any Rights Certificate to the Rights Agent and the Rights Agent shall deliver a copy of any notice or demand it delivers to the holder of any Rights Certificate to the Company.

Section 27. Supplements and Amendments.

(a) Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company, by action of the Board of Directors in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, may from time to time supplement or amend any provision of this Agreement (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable, provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed, or modify the ability (or inability) of the Board of Directors to redeem the Rights, in either case at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof), and provided, further, that no such supplement or amendment pursuant to this sentence shall adversely affect the interests of the holders of the Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price.

(b) Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that no supplement or amendment may be made to Sections 18, 19, 20, or 21 hereof without the consent of the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors, Etc.

(a) For all purposes of this Agreement, any calculation of the number of shares of any class or series of Voting Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Voting Stock of which any Person is the Beneficial Owner (or the particular percentage of Voting Power if such shares of Voting Stock represented by shares of Voting Stock Beneficially Owned by such Person), shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act Regulations as in effect on the date hereof. Except as otherwise specifically provided herein, the Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company or any member thereof to any liability to the holders of the Rights.

(b) It is understood that the TIDE Committee (as described below) of the Board of Directors shall review and evaluate this Agreement in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least annually, or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such Person to become an Acquiring Person hereunder, if a majority of the members of the TIDE Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the TIDE Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The TIDE Committee shall be comprised of members of the Board of Directors who are not officers, employees or Affiliates of the Company and shall be the Nominating and Governance Committee of the Board of Directors (or any successor committee) as long as the members of such committee meet such requirements.

(c) The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power to set their own agenda and to retain at the expense of the Company their choice of legal counsel, investment bankers and other advisors. The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the authority to review all information of the Company and to consider any and all factors they deem relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.

(d) In the event the Company, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of a Qualified Offer, which has not been terminated prior thereto and which continues to be a Qualified Offer, receives a written notice complying with the terms of this Section 29(d) (the “Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of ten percent (10%) of the shares of Common Stock then outstanding directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the ninetieth (90th) Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section, and the Qualified Offer continues to be a Qualified Offer and either (i) the Special Meeting is not held on or prior to the ninetieth (90th) Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 23 or the effectiveness of such redemption pursuant to Section 29(d) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to Section 23(d) states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 23 may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 26.

Section 30. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person, other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock), any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).

Section 31. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32. Governing Law.

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Balance of Page Intentionally Left Blank

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

THE PROVIDENCE SERVICE CORPORATION

By:	/S/ FLETCHER JAY MCCUSKER
Name:	Fletcher Jay McCusker
Title:	Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/S/ DENNIS V. MOCCIA
Name:	Dennis V. Moccia
Title:	Manager, Contract Administration

EXHIBIT A

FORM

OF

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

THE PROVIDENCE SERVICE CORPORATION

(Pursuant to Section 151 of the

General Corporation Law of the State of Delaware)

The undersigned, Fletcher Jay McCusker, in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies:

1. That is he is the duly elected Chief Executive Officer of The Providence Service Corporation, a Delaware corporation (the “Corporation”); and

2. That, on December 9, 2008, the Board of Directors of the Corporation acting pursuant to the authority conferred upon the Board of Directors by Article FIFTH of the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and in accordance with Section 151(g) of the DGCL, adopted the following resolution creating a series of two hundred thousand (200,000) shares of Preferred Stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock:

“RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article FIFTH of its Second Amended and Restated Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and the designation, number, preferences, voting powers and other rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of a series of the Preferred Stock of the Corporation, par value $0.001 per share, shall be designated as “Preferred Stock, Series A” (the “Series A Junior Participating Preferred Stock”) and the number of shares constituting such series shall initially be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors of the Company (the “Board of Directors” or the “Board”); provided, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Junior Participating Preferred Stock.

Section 2. Dividends and Distributions. (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, and in preference to the holders of the Common Stock, par value $0.001 per share (the “Common Stock”), the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth (15th) day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after December 9, 2008 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each of those cases the multiplier set forth in clause (b) of the preceding sentence shall be adjusted by multiplying such multiplier by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on the subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of the shares of Series A Junior Participating Preferred Stock, unless the date of issue of the shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on the shares shall begin to accrue from the date of issue of the shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before the Quarterly Dividend Payment Date, in either of which events the dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of the dividends at the time accrued and payable on the shares shall be allocated pro rata on a share by share basis among all the shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights: (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock; or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to the event shall be adjusted by multiplying the number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after the event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all pervious quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of all series of voting Preferred Stock (collectively “Voting Preferred Stock”), including holders of the Series A Junior Participating Preferred Stock, with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors, which Directors shall be in addition to the then otherwise authorized number of Directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders provided that such voting right shall not be exercised unless the holders of twenty-five percent (25%) in number of shares of Voting Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Voting Preferred Stock of such voting right. At any meeting at which the holders of Voting Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at any annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Voting Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Voting Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Voting Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Series A Junior Participating Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Voting Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Voting Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer, the President, a Vice-President or the Secretary of the Corporation. Notice of the meeting and of any annual meeting at which holders of Voting Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Voting Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after the order or request or in default of the calling of the meeting within sixty (60) days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Voting Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors then otherwise authorized until the holders of Voting Preferred Stock shall have exercised their right, voting as a single class, to elect two (2) Directors.

(v) The Directors elected by the holders of Voting Preferred Stock shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and shall qualify, or until the expiration of the default period. Any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by the Directors to fill vacancies as provided in the preceding sentence.

(vi) Immediately upon the expiration of a default period, (x) the right of the holders of Voting Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Voting Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in this Certificate of Incorporation or the Bylaws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in this Certificate of Incorporation or the Bylaws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence shall be filled by the majority of the remaining Directors.

(D) Except as set forth herein or as otherwise required by applicable law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions. (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) Declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) Declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all the parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) Redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) Purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire the shares at the time and in the manner therein set forth.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except distributions made ratably on the Series A Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon the liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the aggregate amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to the event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Company’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior

Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting together as a single class.

RESOLVED FURTHER, that the Chief Executive Officer or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.”

I have executed and subscribed this Certificate and do hereby affirm that the foregoing as true under the penalties of perjury as of this 9th day of December 2008.

Name:	Fletcher Jay McCusker
Title:	Chief Executive Officer

EXHIBIT B

Form of Rights Certificate

Certificate No. R—	Rights

NOT EXERCISABLE AFTER DECEMBER 9, 2011, OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH CAPITALIZED TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, DATED AS OF DECEMBER 9, 2008 (THE “RIGHTS AGREEMENT”), BY AND BETWEEN THE PROVIDENCE SERVICE CORPORATION AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.] *

RIGHTS CERTIFICATE

THE PROVIDENCE SERVICE CORPORATION

This certifies that                              or registered assigns, is the registered owner of the number of Rights set forth above, each of which entities the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of December 9, 2008 (the “Rights Agreement”), between The Providence Service Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”) to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on December 9, 2011, at the office of the Rights Agent designated for such purpose, one one-hundredth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $15.00 per one one-hundredth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed.

The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a share of Series A Junior Participating Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 9, 2008.

As provided in the Rights Agreement, the Purchase Price, the type of security, and the number of one one-hundredths of a share of Series A Junior Participating Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

*	The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceding sentence.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right.

No fractional shares of Series A Junior Participated Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Series A Junior Participating Preferred Stock), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Series A Junior Participating Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:                     .

ATTEST:		THE PROVIDENCE SERVICE CORPORATION

By:		By:
Name:		Name:
Title:	Corporate Secretary	Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Authorized Signature

(Form of Reverse Side of Rights Certificate)

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED:                                                                                                                hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                              , as attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:
(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature Guaranteed:

(Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program)

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature:
(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Form of Reverse Side of Rights Certificate—continued)

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to

exercise Rights represented by the Rights Certificate.)

To:	THE PROVIDENCE SERVICE CORPORATION

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:

Signature:
(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature Guaranteed:

(Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program)

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature:
(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE

SHARES OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

On December 9, 2008, the Board of Directors (the “Board of Directors”) of The Providence Service Corporation (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with Computershare Trust Company, N.A. (the “Rights Agent”) and, in connection therewith, on December 9, 2008, declared a dividend distribution of one preferred stock purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Stock”), of the Company, subject to the completion of appropriate documentation. The distribution was made to stockholders of record as of the close of business on December 22, 2008 (the “Record Date”). Except as set forth below, each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-hundredth of a share (a “Unit”) of a newly created series of the Company’s Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a purchase price of $15.00 per Unit (the “Purchase Price”), subject to the adjustments described below.

The Rights are represented by the Common Stock certificates and are not exercisable or transferable apart from the Common Stock until the earlier to occur of (i) ten days following a public announcement that a person (other than certain exempted entities and any “grandfathered stockholder”) or group of affiliated or associated persons (an “Acquiring Person”), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the voting power of the aggregate of all shares of the Company’s voting securities (“Voting Stock”) then outstanding (the “Stock Acquisition Date”) or (ii) ten business days following the commencement of (or the first public announcement of an intention to commence) a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the voting power of the aggregate of all shares of the Voting Stock then outstanding (the earlier of the dates being called the “Distribution Date”), except in either case pursuant to an offer for all outstanding shares of Common Stock which the Board of Directors determines to be fair and not inadequate, after receiving advice from one or more nationally recognized investment banking firms (a “Qualified Offer”). Until the Distribution Date (or earlier redemption or expiration of the Rights), Common Stock certificates will contain a notation incorporating the Rights Agreement by reference. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to stockholders who were holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, the separate Rights Certificates alone will evidence the Rights. The Rights will expire at the close of business on December 9, 2011 (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company.

If an Acquiring Person becomes the beneficial owner of more than 20% of the voting power of the aggregate of all shares of Voting Stock then outstanding, other than pursuant to a Qualified Offer, each holder of a Right will thereafter have the right to receive, upon exercise of the Right at the then current Purchase Price, shares of Common Stock which at the time of the transaction would have a market value of two times the Purchase Price. Notwithstanding the foregoing, no Right may be exercised for Common Stock of the Company until the Rights have become non-redeemable, as described below. If, at any time following the Distribution Date, the Company is acquired in a merger or other business combination transaction or 50% or more of its assets or earning power is sold other than pursuant to a Qualified Offer, each holder of a Right will thereafter have the right to receive, upon exercise of the Right at the then current Purchase Price, a number of shares of common stock of the acquiring company which at the time of the transaction would have a market value of two times the Purchase Price. The events described in this paragraph are defined as “Triggering Events.”

Following the occurrence of any Triggering Events, any Rights that are or were beneficially owned by an Acquiring Person will be null and void.

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidence of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

At any time on or prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (which period may be extended for an additional ten days), or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any person becomes an Acquiring Person (and prior to such time as such person, together with its affiliates becomes the beneficial owner of at least 75% of the Company’s outstanding Common Stock), the Company may, provided that all necessary regulatory approvals have been obtained, exchange the Rights (other than Rights owned by such Acquiring Person which become null and void), in whole or in part, at a ratio of one share of Common Stock per Right, subject to adjustment.

Until a Right is exercised, the holder of the Right will not have any rights as a stockholder of the Company solely by virtue of holding the Right, including, without limitation, the right to vote or to receive dividends.

As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock issued so that all shares will have attached Rights. After the Distribution Date but prior to the Final Expiration Date, Rights shall only be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date.

The terms of the Rights may be amended by the Board of Directors of the Company; provided, however, that after a person becomes an Acquiring Person, the Company may amend the Rights Agreement only if the amendment will not adversely affect the interests of holders of Rights (other than an Acquiring Person).

The Nominating and Governance Committee of the Board of Directors shall review and evaluate the Rights Agreement in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least annually or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such person to become an Acquiring Person, if a majority of the members of the Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

The Preferred Stock purchased upon exercise of the Rights will be non-redeemable and junior to any other series of preferred stock that Company may issue. Each share of Preferred Stock will have a minimum preferential quarterly dividend rate of $1.00 per share, but will be entitled to an aggregate dividend of 100 times the dividend declared on the Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of $100.00 per share, but will be entitled to receive an aggregate liquidation payment equal to 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together as one class with the Common Stock. Finally, in the event of any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 100 times the aggregate amount of stock or securities, cash and/or other property, into which or for which each share of Common Stock is changed or exchanged. The foregoing rights of the Preferred Stock are protected against dilution if additional shares of Common Stock are issued. Fractional shares of Preferred Stock will not be issuable and in lieu thereof a cash payment will be made.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company.

THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

ANNEX B

AMENDMENT TO THE RIGHTS AGREEMENT

THIS AMENDMENT TO THE RIGHTS AGREEMENT (this “Amendment”), dated as of October 9, 2009, to the Preferred Stock Rights Agreement, dated as of December 9, 2008 (the “Rights Agreement”), by and between The Providence Service Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent have entered into the Rights Agreement specifying the terms of the Rights (as defined in the Rights Agreement);

WHEREAS, the Company desires to amend the Rights Agreement;

WHEREAS, the Board of Directors of the Company has (i) determined that it is in the best interests of the Company’s stockholders that the Rights Agreement be amended as set forth below; (ii) approved this Amendment; and (iii) authorized the proper officers of the Company to execute and deliver the same to the Rights Agent;

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof and the Company desires and directs the Rights Agent to execute this Amendment; and

WHEREAS, the Distribution Date (as defined in the Rights Agreement) has not yet occurred.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Section 1(y) of the Rights Agreement setting forth the definition of a “Qualified Offer,” is amended and restated in its entirety as follows:

(y) “Qualified Offer” shall mean an offer determined by a majority of the independent members of the Board of Directors of the Company to have each of the following characteristics:

(i) A fully financed all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per-share consideration;

(ii) An offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) An offer whose per-share offer price exceeds the greater of (A) an amount that is twenty-five percent (25%) higher than the average of the daily per share Closing Prices for the Common Stock during the immediately preceding twelve (12) months (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), and (B) an amount that is twenty-five percent (25%) higher than the Current Market Price per share of Common Stock (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act); provided, however, that, if, at the time any offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, any other offer that is a Qualified Offer has been commenced and remains open, the per share offer price with respect to such subsequent offer must equal or exceed the per share price with respect to such earlier Qualified Offer (in lieu of exceeding the thresholds set forth in clauses (A) and (B) above); provided, further, that, to the extent that an offer includes shares of common stock of the offeror, such per-share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision to be the average of the daily Closing Prices per share for such common stock of the offeror for the thirty (30) Trading Days immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

(iv) An offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the stockholders of the Company is either inadequate or unfair;

(v) If the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

(vi) An offer that is subject only to the minimum tender condition described below in Section 1(y)(ix) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;

(vii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) Business Days and, if a Special Meeting is duly requested in accordance with Section 29(d), for, at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 29(d), for at least ten (10) Business Days following such ninety (90) Business Day Period;

(viii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(y)(vii), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1(y)(vii) and this Section 1(y)(viii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1(y)(vii) and this Section 1(y)(viii), or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder), or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections (For purposes of this Rights Agreement, “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the voting power of the outstanding shares of Common Shock, at a meeting of stockholders with respect to (A) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (B) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company);

(ix) An offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock not held by the Person making such offer (and such Person’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(x) An offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(xi) An offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

(xii) An offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(xiii) If the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) no Person (including such Person’s Affiliates and Associates) beneficially owns 20% or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) such issuer of such common stock has no other class of voting stock or other voting securities, and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.

For the purposes of this definition of “Qualified Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, legally binding, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding, written commitment being provided by the offeror to the Board of Directors to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 29(d) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 29(d) shall not have already occurred.

2. Section 27 of the Rights Agreement is amended and restated in its entirety as follows:

Section 27. Supplements and Amendments.

(a) Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company, by action of the Board of Directors in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, may from time to time supplement or amend any provision of this Agreement (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of Rights; provided, however, that the adoption by the Board of Directors of any amendment to this Agreement that extends the Final Expiration Date shall be submitted for ratification by the Company’s stockholders within one year of the date of the adoption of such an amendment. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable, provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed, or modify the ability (or inability) of the Board of Directors to redeem the Rights, in either case at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof), and provided, further, that no such supplement or amendment pursuant to this sentence shall adversely affect the interests of the holders of the Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price.

(b) Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that no supplement or amendment may be made to Sections 18, 19, 20, or 21 hereof without the consent of the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

3. Section 29(d) of the Rights Agreement is amended and restated in its entirety as follows:

(d) If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such offer from the terms of this Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Rights Agreement, in each case by the end of the ninety (90) Business Days following the commencement of such Qualified Offer, and if the Company receives, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of such Qualified Offer, a written notice complying with the terms of this Section 29(d) (the “Special Meeting Notice”), properly executed by the holders of record outstanding shares of Common Stock having ten percent (10%) or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Affiliates and Associates), directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders within ninety (90) Business Days following receipt by the Company of the Special Meeting Notice (the “Special Meeting Period”), including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, to the full extent permitted by applicable law, the record date for determining eligible holders of record shall be the ninetieth (90th) Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and (C) either (1) the Special Meeting is not held on or prior to the ninetieth (90th) Business Day following receipt of the Special Meeting Notice or (2) at the Special Meeting at which a quorum is present, the holders of shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Affiliates and Associates) having a majority of the total voting power of all such shares of Common Stock, shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed at the Redemption Price by such failure to hold the Special Meeting or as a result of the adoption of the Redemption Resolution by the stockholders of the Company (or the Board of Directors of the Company shall take such other action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date, or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 23 or the effectiveness of such redemption pursuant to Section 29(d) (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), in either case, without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 23 may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 26.

4. This Amendment shall be effective as of the date hereof.

5. The term “Agreement” as used in the Rights Agreement shall be used to refer to the Rights Agreement as amended by this Amendment.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

7. Except as expressly amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

8. Capitalized terms used but not defined herein shall have the meanings given to them in the Rights Agreement.

9. By his execution hereof, the undersigned officer of the Company certifies on behalf of the Company that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement.

10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed this 9th day of October 2009.

THE PROVIDENCE SERVICE CORPORATION

By:	/S/ FLETCHER JAY MCCUSKER
Name:	Fletcher Jay McCusker
Title:	Chairman and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/S/ CHARLES ROSSI
Name:	Charles Rossi
Title:	President

Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 19, 2009.

Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/PRSC1
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A PROPOSALS — THE PROVIDENCE SERVICE CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.									+

		For	Against	Abstain			For	Against	Abstain

1.	Company proposal to ratify the adoption by the Board of Directors of the Preferred Stock Rights Agreement, dated December 9, 2008 and as amended on October 9, 2009 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent.	☐	☐	☐	2.	Company proposal to grant discretionary authority to the proxy holders in favor of an adjournment of the Special Meeting, including adjournments to provide additional time to solicit additional proxies in favor of the Rights Agreement if there are not sufficient votes at the Special Meeting for ratification of the adoption by the Board of Directors of the Rights Agreement.	☐	☐	☐
3.	To transact such other business as may properly come before the Special Meeting or any of its adjournments, postponements or reschedulings.

The undersigned hereby acknowledges receipt of the Notice of the Company’s Special Meeting of Stockholders and the Proxy Statement.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — THE PROVIDENCE SERVICE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE PROVIDENCE SERVICE CORPORATION — SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 19, 2009

The stockholder(s) hereby appoint(s) Michael N. Deitch and Katherine Blute, or either of them, as proxies, each with the power to appoint his/her undersigned substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of The Providence Service Corporation (the “Company”) that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 noon, local time, on Thursday, November 19, 2009 (the “Special Meeting”), at Lodge on the Desert, 306 North Alvernon Way, Tucson, AZ 85711-2855, and at any adjournment, postponement or rescheduling thereof.

This Proxy Card, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this Proxy will be voted “FOR” the proposal to ratify the adoption by the Board of Directors of the Preferred Stock Rights Agreement, dated December 9, 2008, and as amended on October 9, 2009 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent and “FOR” the proposal to grant discretionary authority to the proxy holders in favor of an adjournment of the Special Meeting, including adjournments to provide additional time to solicit additional proxies in favor of the Rights Agreement if there are not sufficient votes for approval of the Rights Agreement at the Special Meeting. With respect to such other business that may properly come before the Special Meeting and any adjournments, postponements or reschedulings thereof, said proxies are authorized to vote in accordance with their best judgment. The proxies cannot vote your shares unless you vote by telephone or the Internet or unless you sign this proxy card on the reverse side and return it.

The proxies present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all the powers conferred by this Proxy Card. Discretionary authority is conferred by this Proxy Card as to certain matters described in the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT AND THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE